SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

       CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) May 10, 2005

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  NORTHEAST UTILITIES

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             (Exact name of registrant as specified in its charter)

MASSACHUSETTS

  1-5324

04-2147929

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     (State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation or organization)

File Number

Identification No.)

     ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                                           01105

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(Address of principal executive offices)  (Zip Code)

(413) 785-5871

(Registrant's telephone number, including area code)

Not Applicable

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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7   -

Regulation FD

Item 7.01

Regulation FD Disclosure

On May 10, 2005, Northeast Utilities (“NU”) issued a news release which announced that its Board of Trustees has authorized an increase in the quarterly dividend, effective September 30, 2005.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference thereto.  The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by NU under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit	Description
Exhibit 99.1	Northeast Utilities News Release dated May 10, 2005.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Randy A. Shoop Name: Randy A. Shoop Title: Vice President and Treasurer

Date:  May 10, 2005